                                     EXHIBIT 23.1



                           CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in this Registration Statement on Form S-8 and related Prospectus pertaining to the Pacific Greystone Corporation 1996 Employee Stock Purchase Plan of our report dated January 24, 1996 included in the Pacific Greystone Corporation Annual Report on Form 10-K for the year ended December 31, 1995.



                                       ERNST & YOUNG LLP


Los Angeles, California
June 25, 1996